Exhibit 99.3

Adherence Letter
September 9th, 2013

To: the Shareholders under the Agreement.

Dear Sirs,

Reference is made to the Amended and Restated Shareholders’ Agreement dated June 25, 2012 in respect of Embotelladora Andina S.A. (the “Agreement”), among Embotelladora Andina S.A., The Coca-Cola Company, Coca-Cola Interamerican Corporation, Servicios y Productos Para Bebidas Refrescantes SRL, Coca-Cola de Chile S.A., Inversiones Freire S.A., Inversiones Freire Dos S.A., Inversiones Los Aromos Limitada, and the following individuals: José Said Saffie, José Antonio Garcés Silva (senior), Gonzalo Said Handal, Alberto Hurtado Fuenzalida, Patricia Claro Marchant, María Soledad Chadwick Claro, Eduardo Chadwick Claro, María Carolina Chadwick Claro and María de la Luz Chadwick Hurtado. Defined terms used in this letter but not defined herein shall have the meaning attributed thereto in the Agreement.

As provided by Section 4.2 of the Agreement, as a consequence of the corporate reorganization of Los Aromos performed by means of a public deed dated November 28th 2012, granted before the Chilean Notary Public Mr. Patricio Raby Benavente, Inversiones Don Alfonso Dos Limitada, a limited liability company organized under the laws of Chile, Tax Payer Number 76.273.918-6, domiciled for this effects at Avenida Nueva Tajamar 481, floor 8, Torre Sur, Las Condes, Santiago (the “New Majority Shareholder”) acquired 9.788.363 Series A Stock (the “Acquired Shares”) by way of the allocation made by Los Aromos.

In accordance with Section 4.2 of the Agreement, the New Majority Shareholder formally communicates to you that:

(i)	the New Majority Shareholder is directly controlled by María de la Luz Chadwick Hurtado with 99,999% of its capital;

(ii)	the Acquired Shares shall remain subject to the provisions of the Agreement;

(iii)	the New Majority Shareholder has become a member of the Aromos Group; and

(iv)	the New Majority Shareholder agrees to be bound by the terms and provisions of the Agreement and shall be deemed to be the a successor of Los Aromos under the Agreement.

{C-0412368/SOR/v.1}

In addition to the communications above, the New Majority Shareholder hereby formally represents and warrants that, (i) from November 28th 2012 to the date hereof, it has fully complied with any and all of the obligations applicable to Los Aromos under the Agreement as a successor of Los Aromos; and (ii) the communications and representations made in this letter in benefit of the Shareholders under the Agreement shall be deemed made on November 28th 2012.

Yours sincerely,

/s/ María de la Luz Chadwick Hurtado
María de la Luz Chadwick Hurtado
p.p. Inversiones Don Alfonso Dos Limitada

{C-0412368/SOR/v.1}

Adherence Letter
September 9th, 2013

To: the Shareholders under the Agreement.

Dear Sirs,

Reference is made to the Amended and Restated Shareholders’ Agreement dated June 25, 2012 in respect of Embotelladora Andina S.A. (the “Agreement”), among Embotelladora Andina S.A., The Coca-Cola Company, Coca-Cola Interamerican Corporation, Servicios y Productos Para Bebidas Refrescantes SRL, Coca-Cola de Chile S.A., Inversiones Freire S.A., Inversiones Freire Dos S.A., Inversiones Los Aromos Limitada, and the following individuals: José Said Saffie, José Antonio Garcés Silva (senior), Gonzalo Said Handal, Alberto Hurtado Fuenzalida, Patricia Claro Marchant, María Soledad Chadwick Claro, Eduardo Chadwick Claro, María Carolina Chadwick Claro and María de la Luz Chadwick Hurtado. Defined terms used in this letter but not defined herein shall have the meaning attributed thereto in the Agreement.

As provided by Section 4.2 of the Agreement, as a consequence of the corporate reorganization of Los Aromos performed by means of a public deed dated November 28th 2012, granted before the Chilean Notary Public Mr. Patricio Raby Benavente, Inversiones Don Alfonso Dos Limitada, a limited liability company organized under the laws of Chile, Tax Payer Number 76.273.918-6, domiciled for this effects at Avenida Nueva Tajamar 481, floor 8, Torre Sur, Las Condes, Santiago (the “New Majority Shareholder”) acquired 9.788.363 Series A Stock (the “Acquired Shares”) by way of the allocation made by Los Aromos.

In accordance with Section 4.2 of the Agreement, the New Majority Shareholder formally communicates to you that:

(i)
the New Majority Shareholder is directly controlled by Las Gaviotas S.A. with 99,3917% of its capital. In turn, Las Gaviotas S.A. is exclusively and beneficially owned by Patricia Claro Marchant, María Soledad Chadwick Claro, María Carolina Chadwick Claro and Eduardo Chadwick Claro;

(ii)	the Acquired Shares shall remain subject to the provisions of the Agreement;

(iii)	the New Majority Shareholder has become a member of the Aromos Group; and

(iv)	the New Majority Shareholder agrees to be bound by the terms and provisions of the Agreement and shall be deemed to be the a successor of Los Aromos under the Agreement.

{C-0412368/SOR/v.1}

In addition to the communications above, the New Majority Shareholder hereby formally represents and warrants that, (i) from November 28th 2012 to the date hereof, it has fully complied with any and all of the obligations applicable to Los Aromos under the Agreement as a successor of Los Aromos; and (ii) the communications and representations made in this letter in benefit of the Shareholders under the Agreement shall be deemed made on November 28th 2012.

Yours sincerely,

/s/ Andrés Herrera Ramírez
Andrés Herrera Ramírez
p.p. Inversiones Las Gaviotas Dos Limitada

{C-0412368/SOR/v.1}

Adherence Letter
September 9th, 2013

To: the Shareholders under the Agreement.

Dear Sirs,

Reference is made to the Amended and Restated Shareholders’ Agreement dated June 25, 2012 in respect of Embotelladora Andina S.A. (the “Agreement”), among Embotelladora Andina S.A., The Coca-Cola Company, Coca-Cola Interamerican Corporation, Servicios y Productos Para Bebidas Refrescantes SRL, Coca-Cola de Chile S.A., Inversiones Freire S.A., Inversiones Freire Dos S.A., Inversiones Los Aromos Limitada, and the following individuals: José Said Saffie, José Antonio Garcés Silva (senior), Gonzalo Said Handal, Alberto Hurtado Fuenzalida, Patricia Claro Marchant, María Soledad Chadwick Claro, Eduardo Chadwick Claro, María Carolina Chadwick Claro and María de la Luz Chadwick Hurtado. Defined terms used in this letter but not defined herein shall have the meaning attributed thereto in the Agreement.

As provided by Section 4.2 of the Agreement, as a consequence of the corporate reorganization of Los Aromos performed by means of a public deed dated November 28th 2012, granted before the Chilean Notary Public Mr. Patricio Raby Benavente, Inversiones Don Alfonso Dos Limitada, a limited liability company organized under the laws of Chile, Tax Payer Number 76.273.918-6, domiciled for this effects at Avenida Nueva Tajamar 481, floor 8, Torre Sur, Las Condes, Santiago (the “New Majority Shareholder”) acquired 9.788.363 Series A Stock (the “Acquired Shares”) by way of the allocation made by Los Aromos.

In accordance with Section 4.2 of the Agreement, the New Majority Shareholder formally communicates to you that:

(i)
the New Majority Shareholder is controlled by Patricia Claro Marchant directly with 74,4975% of its capital, and indirectly through Las Gaviotas S.A. with 25,5025% of its capital. Las Gaviotas S.A. is exclusively and beneficially owned by Patricia Claro Marchant, María Soledad Chadwick Claro, María Carolina Chadwick Claro and Eduardo Chadwick Claro;

(ii)	the Acquired Shares shall remain subject to the provisions of the Agreement;

(iii)	the New Majority Shareholder has become a member of the Aromos Group; and

(iv)	the New Majority Shareholder agrees to be bound by the terms and provisions of the Agreement and shall be deemed to be the a successor of Los Aromos under the Agreement.

{C-0412368/SOR/v.1}

In addition to the communications above, the New Majority Shareholder hereby formally represents and warrants that, (i) from November 28th 2012 to the date hereof, it has fully complied with any and all of the obligations applicable to Los Aromos under the Agreement as a successor of Los Aromos; and (ii) the communications and representations made in this letter in benefit of the Shareholders under the Agreement shall be deemed made on November 28th 2012.

Yours sincerely,

/s/ Patricia Claro Marchant
Patricia Claro Marchant
p.p. Inversiones Playa Negra Dos Limitada

{C-0412368/SOR/v.1}

Adherence Letter
September 9th, 2013

To: the Shareholders under the Agreement.

Dear Sirs,

Reference is made to the Amended and Restated Shareholders’ Agreement dated June 25, 2012 in respect of Embotelladora Andina S.A. (the “Agreement”), among Embotelladora Andina S.A., The Coca-Cola Company, Coca-Cola Interamerican Corporation, Servicios y Productos Para Bebidas Refrescantes SRL, Coca-Cola de Chile S.A., Inversiones Freire S.A., Inversiones Freire Dos S.A., Inversiones Los Aromos Limitada, and the following individuals: José Said Saffie, José Antonio Garcés Silva (senior), Gonzalo Said Handal, Alberto Hurtado Fuenzalida, Patricia Claro Marchant, María Soledad Chadwick Claro, Eduardo Chadwick Claro, María Carolina Chadwick Claro and María de la Luz Chadwick Hurtado. Defined terms used in this letter but not defined herein shall have the meaning attributed thereto in the Agreement.

As provided by Section 4.2 of the Agreement, as a consequence of the corporate reorganization of Los Aromos performed by means of a public deed dated November 28th 2012, granted before the Chilean Notary Public Mr. Patricio Raby Benavente, Inversiones Don Alfonso Dos Limitada, a limited liability company organized under the laws of Chile, Tax Payer Number 76.273.918-6, domiciled for this effects at Avenida Nueva Tajamar 481, floor 8, Torre Sur, Las Condes, Santiago (the “New Majority Shareholder”) acquired 9.788.363 Series A Stock (the “Acquired Shares”) by way of the allocation made by Los Aromos.

In accordance with Section 4.2 of the Agreement, the New Majority Shareholder formally communicates to you that:

(i)	the New Majority Shareholder is directly controlled by Eduardo Chadwick Claro with 99,999% of its capital;

(ii)	the Acquired Shares shall remain subject to the provisions of the Agreement;

(iii)	the New Majority Shareholder has become a member of the Aromos Group; and

(iv)	the New Majority Shareholder agrees to be bound by the terms and provisions of the Agreement and shall be deemed to be the a successor of Los Aromos under the Agreement.

{C-0412368/SOR/v.1}

In addition to the communications above, the New Majority Shareholder hereby formally represents and warrants that, (i) from November 28th 2012 to the date hereof, it has fully complied with any and all of the obligations applicable to Los Aromos under the Agreement as a successor of Los Aromos; and (ii) the communications and representations made in this letter in benefit of the Shareholders under the Agreement shall be deemed made on November 28th 2012.

Yours sincerely,

/s/ Eduardo Chadwick Claro
Eduardo Chadwick Claro
p.p. Inversiones Las Viñas Dos Limitada

{C-0412368/SOR/v.1}

Adherence Letter
September 9th, 2013

To: the Shareholders under the Agreement.

Dear Sirs,

Reference is made to the Amended and Restated Shareholders’ Agreement dated June 25, 2012 in respect of Embotelladora Andina S.A. (the “Agreement”), among Embotelladora Andina S.A., The Coca-Cola Company, Coca-Cola Interamerican Corporation, Servicios y Productos Para Bebidas Refrescantes SRL, Coca-Cola de Chile S.A., Inversiones Freire S.A., Inversiones Freire Dos S.A., Inversiones Los Aromos Limitada, and the following individuals: José Said Saffie, José Antonio Garcés Silva (senior), Gonzalo Said Handal, Alberto Hurtado Fuenzalida, Patricia Claro Marchant, María Soledad Chadwick Claro, Eduardo Chadwick Claro, María Carolina Chadwick Claro and María de la Luz Chadwick Hurtado. Defined terms used in this letter but not defined herein shall have the meaning attributed thereto in the Agreement.

As provided by Section 4.2 of the Agreement, as a consequence of the corporate reorganization of Los Aromos performed by means of a public deed dated November 28th 2012, granted before the Chilean Notary Public Mr. Patricio Raby Benavente, Inversiones Don Alfonso Dos Limitada, a limited liability company organized under the laws of Chile, Tax Payer Number 76.273.918-6, domiciled for this effects at Avenida Nueva Tajamar 481, floor 8, Torre Sur, Las Condes, Santiago (the “New Majority Shareholder”) acquired 9.788.363 Series A Stock (the “Acquired Shares”) by way of the allocation made by Los Aromos.

In accordance with Section 4.2 of the Agreement, the New Majority Shareholder formally communicates to you that:

(i)	the New Majority Shareholder is directly controlled by María Carolina Chadwick Claro with 99,999% of its capital;

(ii)	the Acquired Shares shall remain subject to the provisions of the Agreement;

(iii)	the New Majority Shareholder has become a member of the Aromos Group; and

(iv)	the New Majority Shareholder agrees to be bound by the terms and provisions of the Agreement and shall be deemed to be the a successor of Los Aromos under the Agreement.

{C-0412368/SOR/v.1}

In addition to the communications above, the New Majority Shareholder hereby formally represents and warrants that, (i) from November 28th 2012 to the date hereof, it has fully complied with any and all of the obligations applicable to Los Aromos under the Agreement as a successor of Los Aromos; and (ii) the communications and representations made in this letter in benefit of the Shareholders under the Agreement shall be deemed made on November 28th 2012.

Yours sincerely,

/s/ María Carolina Chadwick Claro
María Carolina Chadwick Claro
p.p. Inversiones Los Robles Dos Limitada

{C-0412368/SOR/v.1}

Adherence Letter
September 9th, 2013

To: the Shareholders under the Agreement.

Dear Sirs,

Reference is made to the Amended and Restated Shareholders’ Agreement dated June 25, 2012 in respect of Embotelladora Andina S.A. (the “Agreement”), among Embotelladora Andina S.A., The Coca-Cola Company, Coca-Cola Interamerican Corporation, Servicios y Productos Para Bebidas Refrescantes SRL, Coca-Cola de Chile S.A., Inversiones Freire S.A., Inversiones Freire Dos S.A., Inversiones Los Aromos Limitada, and the following individuals: José Said Saffie, José Antonio Garcés Silva (senior), Gonzalo Said Handal, Alberto Hurtado Fuenzalida, Patricia Claro Marchant, María Soledad Chadwick Claro, Eduardo Chadwick Claro, María Carolina Chadwick Claro and María de la Luz Chadwick Hurtado. Defined terms used in this letter but not defined herein shall have the meaning attributed thereto in the Agreement.

As provided by Section 4.2 of the Agreement, as a consequence of the corporate reorganization of Los Aromos performed by means of a public deed dated November 28th 2012, granted before the Chilean Notary Public Mr. Patricio Raby Benavente, Inversiones Don Alfonso Dos Limitada, a limited liability company organized under the laws of Chile, Tax Payer Number 76.273.918-6, domiciled for this effects at Avenida Nueva Tajamar 481, floor 8, Torre Sur, Las Condes, Santiago (the “New Majority Shareholder”) acquired 9.788.363 Series A Stock (the “Acquired Shares”) by way of the allocation made by Los Aromos.

In accordance with Section 4.2 of the Agreement, the New Majority Shareholder formally communicates to you that:

(i)	the New Majority Shareholder is directly controlled by María Soledad Chadwick Claro with 99,999% of its capital;

(ii)	the Acquired Shares shall remain subject to the provisions of the Agreement;

(iii)	the New Majority Shareholder has become a member of the Aromos Group; and

(iv)	the New Majority Shareholder agrees to be bound by the terms and provisions of the Agreement and shall be deemed to be the a successor of Los Aromos under the Agreement.

{C-0412368/SOR/v.1}

In addition to the communications above, the New Majority Shareholder hereby formally represents and warrants that, (i) from November 28th 2012 to the date hereof, it has fully complied with any and all of the obligations applicable to Los Aromos under the Agreement as a successor of Los Aromos; and (ii) the communications and representations made in this letter in benefit of the Shareholders under the Agreement shall be deemed made on November 28th 2012.

Yours sincerely,

/s/ María Soledad Chadwick Claro
María Soledad Chadwick Claro
p.p. Inversiones El Campanario Dos Limitada

{C-0412368/SOR/v.1}